UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2005 (November 1, 2004)
Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

5210 Eubank Blvd, NE Albuquerque, New Mexico 87111
(Address of principal Executive offices)

(505) 299-0900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 Acquisition or Disposition of Assets

Access Anytime Bancorp, Inc. (the “Company”) is the unitary thrift holding company of AccessBank (the “Bank”), a federally chartered stock savings bank.  On November 3, 2004, the Company filed a Current Report on Form 8-K to report the consummation on November 1, 2004 of the acquisition of certain assets and the assumption of certain liabilities by the Bank pursuant to a Branch Purchase and Deposit Assumption Agreement, dated as of July 7, 2004, with Matrix Capital Bank, a wholly owned subsidiary of Matrix Bancorp, Inc.  The purpose of this amended report is to provide the financial statements and pro forma financial information relating to the acquired business.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Attached hereto as Exhibit 99(b) are the following financial statements of Matrix Capital Bank’s Branch in Sun City, Arizona.

99(b)	Statements of Assets and Liabilities Acquired as of December 31, 2003 and 2002 and September 30, 2004 (unaudited)

Statements of Operations for the years ended December 31, 2003 and 2002, and for the nine months ended September 30, 2004 and 2003 (unaudited)

Statements of Cash Flows for the years ended December 31, 2003 and 2002, and for the nine months ended September 30, 2004 and 2003 (unaudited)

Notes to Financial Statements

(b) Pro forma financial information (unaudited)

Attached hereto as Exhibit 99(c) is the following pro forma financial information with respect to the acquisition described in Item 2.01 of the Current Report on 8-K filed November 3, 2004.

99(c)	Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for Nine Months Ended September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003

Notes to the Unaudited Pro Forma Combined Condensed Financial Information

(c)	Exhibits.

Exhibit 2.3 -	Branch Purchase and Deposit Assumption Agreement dated July 7, 2004, between Matrix Capital Bank and AccessBank (incorporated by reference from Exhibit 2.3 to the Company’s June 30, 2004 Form 10-QSB).

Exhibit 2.3.1-

Amendment, dated September 30, 2004 to Branch Purchase and Deposit Assumption Agreement dated July 7, 2004, between Matrix Capital Bank and AccessBank (incorporated by reference from Exhibit 2.3.1 to the Company’s September 30, 2004 Form 10-QSB).

Exhibit 23-	Consent of Independent Registered Public Accounting Firm.

Exhibit 99(a)-	A press release issued by the Company relating to the consummation of the asset acquisition (incorporated by reference from Exhibit 99.1 to the Company’s November 1, 2004 Form 8-K).

Exhibit 99(b)-	Financial statements of Matrix Capital Bank’s Branch in Sun City, Arizona:

Statements of Assets and Liabilities Acquired as of December 31, 2003 and 2002 and September 30, 2004 (unaudited)

Statements of Operations for the years ended December 31, 2003 and 2002 and for the nine months ended September 30, 2004 and 2003 (unaudited)

Statements of Cash Flows for the years ended December 31, 2003 and 2002 and for the nine months ended September 30, 2004 and 2003 (unaudited)

Notes to Financial Statements

Exhibit 99(c) –	Pro forma financial information:

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for Nine Months Ended September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003

Notes to the Unaudited Pro Forma Combined Condensed Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE: January 14, 2005
	By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board, and Chief Executive Officer
(Duly Authorized Representative)